Summary PROSPECTUS

January 31, 2023, as amended on February 17, 2023

Defensive Strategies Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or ds-i.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 31, 2023.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to provide you with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.60%
Distribution/Service (12b-1 Fees)	0.00%
Other Expenses	0.57%
Acquired Funds Fees and Expenses (1)	0.03%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	1.20%
Fee Waivers and/or Expense Reimbursements (2)(3)(4)	-0.11%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements) (5)	1.09%

(1)	Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses

(2)	As described in the "Who Manages Your Money" section of the Fund's prospectus beginning on page 60, Timothy Partners, Ltd ("TPL") has contractually agreed, through January 28, 2024, to waive five basis points (5bps) of the management fee paid by the Trust for the non-ETF holdings.

(3)	Also as described in the "Management of the Fund," Timothy Partners, Ltd ("TPL") has contractually agreed to waive the management fee with respect to any portion of the Fund's assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2024.

(4)	The contractual agreements may be terminated upon 90 days' notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(5)	The fees have been restated to reflect current expenses and may not correlate to the Financial Highlights in the Annual Report.

SUMMARY PROSPECTUS

(CLASS I) / 1

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 YEARS	10 Years
$111	$370	$649	$1,445

Your costs for this share class would be the same whether or not you redeem your shares at the end of any period.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal, the Fund will invest varying percentages of the Fund's total assets in the investment allocations set forth below:

■	Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation.

■	Commodities-based securities, including but not limited to, exchange traded funds (ETFs), other pooled investment fund securities, and commodities-related stocks, for the purpose of providing the opportunity to invest in inflation-sensitive physical commodities and/or commodities futures markets. ETFs are investment securities that are registered as investment companies and invest in a basket of other securities, mostly common stocks that are included in a specific index. Pooled investment fund securities are securities that invest in a basket of other securities, mainly stocks, but are not registered as investment companies and do not trade on an exchange.

■	Various fixed income securities and Treasury-Inflation Protection Securities (TIPS). TIPS have coupon payments and underlying principal that are automatically increased to compensate for inflation as measured by the consumer price index (CPI). The fixed income securities in which the Fund may invest, other than TIPS, include U.S. Treasury bills, notes and bonds, corporate notes and bonds, and federal agency-issued securities.

■	Cash and cash equivalents.

■	During times of significant market upheaval, the Fund may take positions that are inconsistent with the Fund's principal investment strategies. During such times, the Fund may take large, small, or even no position in any one or more of the Asset Classes, may invest in gold and other eligible precious metals to the maximum extent allowed, and/or may hold some or all of the Fund's assets in cash and/or cash equivalents. When the Fund takes such positions, it will not be investing in accordance with its principal investment strategies and may not achieve its stated investment objective.

■	The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles.

■	Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund's investment objective. To allow for optimal flexibility, the Fund is classified as a "non-diversified" fund, and, as such the Fund's portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as "diversified."

SUMMARY PROSPECTUS

(CLASS I) / 2

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund's investments are subject to the following principal risks:

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Real Estate Investment Trust Risk. The Fund is subject to the risks experienced in real estate ownership, real estate financing, or both. As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned. Also, as interest rates increase, the values of existing mortgages fall. The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages) of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks. The Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

Commodities-based Exchange Traded Funds. Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk. By investing in Commodity ETFs the Fund assumes portions of that risk. ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund's risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods. It is possible the Fund's entire ETF investment could be lost.

Treasury-Inflation Protection Securities Risk. Because the real rate of return offered by TIPS, which represents the growth of your purchasing power, is guaranteed by the Federal Government, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees. Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Advisor and Investment Managers.

Interest Rate Risk. When interest rates rise, bond prices fall; the higher the Fund's duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund's portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

Credit Risk. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment-grade bonds. The degree of risk for a particular security may be reflected in its credit rating. Bonds rated at the time of purchase BBB by Standard & Poor's, or unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

Sector Risk. If certain industry sectors or types of securities don't perform as well as the Fund expects, the Fund's performance could suffer.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities (including certain REITs) and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

Non-Diversification Risk. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund's investments were more widely distributed.

Precious Metals Risk. The Fund's gold and silver may be subject to loss, damage, theft, or restriction on access, and the Fund's recovery may be limited, even in the event of fraud, to the market value of the metals at the time the fraud is discovered. International crises may motivate large-scale sales of precious metals which could decrease their prices and adversely affect the value of the Shares. The price of metals may also be adversely affected by the sale of gold or silver by ETFs or other exchange traded vehicles tracking the precious metals markets. In the event of the insolvency of the Custodian, a liquidator may seek to freeze access to the metals held in all of the accounts held by the Custodian, including the Fund's Allocated Account. Although the Fund would retain legal title to the allocated gold and silver bars, the Fund could incur expenses in connection with obtaining control of the allocated gold or silver, and the assertion of a claim by such liquidator for unpaid fees could delay redemptions.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund's return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

SUMMARY PROSPECTUS

(CLASS I) / 3

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund's performance from year to year and by comparing the Fund's performance to a broad-based index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund's website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class I Shares

(for calendar years ending on December 31)

Best Quarter	Worst Quarter
Dec-20	Mar-20
12.64%	-12.97%

Average Annual Total Returns

(for periods ending on December 31, 2022)

Defensive Strategies	Class I
	1 Year	5 Year	Since Inception (3)
Return before taxes	-5.47%	4.23%	3.15%
Return after taxes on distributions (1)	-6.73%	3.54%	2.66%
Return after taxes on distributions and sale of shares (1)	-2.76%	3.11%	2.33%
Timothy Defensive Strategies Fund Blended Index (2) (reflects no deduction for fees, expenses or taxes)	-4.93%	4.20%	3.86%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the BB U.S. Treasury: 1-3 years Index, 33% of the BB Commodity Index and 34% of the MSCI U.S. REIT Gross (USD) Index.

(3)	The Fund commenced investment operations on October 1, 2013.

Investment Advisor

Timothy Partners, Ltd. manages the cash allocation and the precious metals allocation of the Fund.

SUMMARY PROSPECTUS

(CLASS I) / 4

Sub-Advisor

Barrow, Hanley, Mewhinney and Strauss, LLC ("Barrow Hanley") serves as Investment Manager of the Debt Instrument allocation of the Fund. Chilton Capital Management, LLC ("Chilton") serves as Investment Manager of the REITs allocation of the Fund. CoreCommodity Management, LLC ("Core") serves as Investment Manager of the Commodity allocation of the Fund.

Portfolio Managers

Arthur D. Ally, President of Timothy Partners, Ltd., has served the Fund since November 1, 2009.

Mark C. Luchsinger, CFA (1) , and J. Scott McDonald, CFA, have served the Fund since November 1, 2009. They manage the TIPS allocation of the Fund. Matthew K. Routh, CFA and Justin A. Martin, CFA have served the Fund since 2022.

Bruce G. Garrison, CFA and Matt Werner of Chilton, have served the Fund as co-portfolio managers since October 1, 2020. They manage the REIT allocation of the Fund.

Adam C. De Chiara, of CoreCommodity Management, has served the Fund since September 27, 2011, and manages the Commodity allocation of the Fund.

(1)	Mark C. Luchsinger, CFA is retiring and will no longer serve as a portfolio manager to the Growth and Income Fund effective April 30, 2023.

Purchase and Sale of Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Class I shares are only available to fee-based investment advisors for the benefit of their clients, institutional investors, and certain investment platforms. The minimum initial purchase or exchange into the Fund ranges from $100,000 to $0, depending upon account type. The minimum subsequent investment amount ranges from $25,000 to $0, depending upon account type. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY PROSPECTUS

(CLASS I) / 5